EXHIBIT 11
                                   U S WEST, Inc.
                      Computation of Earnings Per Common Share
                      (In Thousands, Except Per Share Amounts)



EARNINGS PER COMMON SHARE: (1)                         Three Months Ended                       Twelve Months Ended
                                                             Dec 31,                                 Dec 31,

                                                     1995                1994                1995                1994
                                                 ----------          ----------          ----------          ----------
Income before extraordinary item                          -            $409,523                   -          $1,426,505

Extraordinary item (net of tax):
  Early extinguishment of debt                            -                   -                   -                   -
                                                 ----------          ----------          ----------          ----------
Net income                                                -             409,523                   -           1,426,505
Less preferred dividends                                  -                 875                   -               1,167
Net income available for                         ----------          ----------          ----------          ----------
  common share calculation                                -            $408,648                   -          $1,425,338
                                                 ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------


Weighted average common shares                            -             460,079                   -             453,316
  outstanding                                    ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------
Income available for common before
  extraordinary item                                      -               $0.89                   -               $3.14

Extraordinary item (net of tax):
  Early extinguishment of debt                            -                   -                   -                   -
                                                 ----------          ----------          ----------          ----------
Earnings per common share                                 -               $0.89                   -               $3.14
                                                 ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------


(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                                   U S WEST, Inc.
                      Computation of Earnings Per Common Share
                      (In Thousands, Except Per Share Amounts)



EARNINGS PER COMMON AND COMMON                        Three Months Ended                      Twelve Months Ended
EQUIVALENT SHARE: (1)                                        Dec 31,                                Dec 31,

                                                     1995                1994                1995                1994
                                                 ----------          ----------          ----------          ----------
Income before extraordinary item                          -            $409,523                   -          $1,426,505

Extraordinary item (net of tax):
  Early extinguishment of debt                            -                   -                   -                   -
                                                 ----------          ----------          ----------          ----------
Net income                                                -             409,523                   -           1,426,505
Less preferred dividends                                  -                 875                   -               1,167
Net income available for                         ----------          ----------          ----------          ----------
  common share calculation                                -            $408,648                   -          $1,425,338
                                                 ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------



Weighted average common shares                            -             460,079                   -             453,316
  outstanding
Incremental shares from assumed
  exercise of stock options                               -                 344                   -                 469
                                                 ----------          ----------          ----------          ----------
     Total common shares                                  -             460,423                   -             453,785
                                                 ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------

Income available for common before
  extraordinary item                                      -               $0.89                   -               $3.14

Extraordinary item (net of tax):
  Early extinguishment of debt                            -                   -                   -                   -

                                                 ----------          ----------          ----------          ----------
Earnings per common and                                   -               $0.89                   -               $3.14
  common equivalent share                        ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------



(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                                   U S WEST, Inc.
                      Computation of Earnings Per Common Share
                      (In Thousands, Except Per Share Amounts)




EARNINGS PER COMMON SHARE - ASSUMING                      Three Months Ended                   Twelve Months Ended
   FULL DILUTION: (1)                                         Dec 31,                                 Dec 31,

                                                     1995                1994                1995                1994
                                                 ----------          ----------          ----------          ----------
Income before extraordinary item                          -            $409,523                   -          $1,426,505

Interest on Convertible Liquid Yield
  Option Notes (LYONS)                                    -               5,635                   -              21,872
                                                 ----------          ----------          ----------          ----------
Adjusted income before
  extraordinary item                                      -             415,158                   -           1,448,377

Extraordinary item (net of tax):
  Early extinguishment of debt                            -                   -                   -                   -
                                                 ----------          ----------          ----------          ----------

Adjusted net income                                       -             415,158                   -           1,448,377
Less preferred dividends                                  -                 875                   -               1,167
                                                 ----------          ----------          ----------          ----------
Adjusted net income available for
  common share calculation                                -            $414,283                   -          $1,447,210
                                                 ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------


Weighted average common shares
  outstanding                                             -             460,079                   -             453,316
Incremental shares from assumed
  exercise of stock options                               -                 344                   -                 469
Shares issued upon conversion of LYONS                    -               9,894                   -              10,057
                                                 ----------          ----------          ----------          ----------
     Total common shares                                  -             470,317                   -             463,842
                                                 ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------


Adjusted income available for common
  before extraordinary item                               -               $0.88                   -               $3.12

Extraordinary item (net of tax):
  Early extinguishment of debt                            -                   -                   -                   -

                                                 ----------          ----------          ----------          ----------
Earnings per common share                                 -               $0.88                   -               $3.12
  assuming full dilution                         ----------          ----------          ----------          ----------
                                                 ----------          ----------          ----------          ----------


(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                            U S WEST COMMUNICATIONS GROUP
                       Computation of Earnings Per Common Share
                       (In Thousands, Except Per Share Amounts)



PRO FORMA EARNINGS PER COMMON                          Three Months Ended            Twelve Months Ended
SHARE: (1)                                                   Dec 31,                        Dec 31,
                                                         1995       1994               1995        1994
                                                      ---------   ----------         ---------   --------
Income before extraordinary item                     $284,242           -          $1,184,138          -

Extraordinary item (net of tax):
Early extinguishment of debt                           (3,079)          -              (7,988)         -
                                                      ---------   ----------         ---------   --------
Net income for per share calculation                 $281,163           -          $1,176,150          -
                                                      ---------   ----------         ---------   --------
                                                      ---------   ----------         ---------   --------




Pro forma weighted average common                     472,614           -            470,716          -
  shares outstanding                                 ---------   ----------         ---------   --------
                                                     ---------   ----------         ---------   --------


Income before extraordinary item                        $0.60           -             $2.52           -

Extraordinary item (net of tax):
  Early extinguishment of debt                          (0.01)          -             (0.02)          -
                                                     ---------   ----------         ---------   --------
Pro forma earnings per common share                     $0.59           -             $2.50           -
                                                     ---------   ----------         ---------   --------
                                                     ---------   ----------         ---------   --------

(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                            U S WEST COMMUNICATIONS GROUP
                       Computation of Earnings Per Common Share
                       (In Thousands, Except Per Share Amounts


PRO FORMA EARNINGS PER COMMON AND                      Three Months Ended            Twelve Months Ended
  COMMON EQUIVALENT SHARE: (1)                               Dec 31,                        Dec 31,
                                                         1995        1994                1995       1994
                                                     --------   ----------          ---------   --------
Income before extraordinary item                     $284,242           -          $1,184,138          -

Extraordinary item (net of tax):
  Early extinguishment of debt                         (3,079)          -              (7,988)         -
                                                      ---------   ----------         ---------   --------
Net income for per share calculation                 $281,163           -          $1,176,150          -
                                                      ---------   ----------         ---------   --------
                                                      ---------   ----------         ---------   --------




Pro forma weighted average common                     472,614           -             470,716          -
  shares outstanding
Incremental shares from assumed
  exercise of stock options                             1,702           -               1,459          -
                                                      ---------   ----------         ---------   --------
     Total common shares                              474,316           -             472,175          -
                                                      ---------   ----------         ---------   --------
                                                      ---------   ----------         ---------   --------


Income before extraordinary item                        $0.60           -               $2.51          -

Extraordinary item (net of tax):
  Early extinguishment of debt                          (0.01)          -               (0.02)         -

Pro forma earnings per common and                     ---------   ----------         ---------   --------
  common equivalent share                               $0.59           -               $2.49          -
                                                      ---------   ----------         ---------   --------
                                                      ---------   ----------         ---------   --------



(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                            U S WEST COMMUNICATIONS GROUP
                       Computation of Earnings Per Common Share
                       (In Thousands, Except Per Share Amounts)


PRO FORMA EARNINGS PER COMMON SHARE                   Three Months Ended             Twelve Months Ended
   ASSUMING FULL DILUTION: (1)                              Dec 31,                         Dec 31,
                                                        1995        1994                1995       1994
                                                     ---------   ----------         ---------   --------
Income before extraordinary item                    $284,242           -          $1,184,138          -

Interest on Convertible Liquid Yield
  Option Notes (LYONS)                                 3,220           -              12,366          -
                                                    ---------   ----------         ---------   --------
Adjusted income before
  extraordinary item                                 287,462           -           1,196,504          -

Extraordinary item (net of tax):
  Early extinguishment of debt                        (3,079)          -              (7,988)         -
                                                    ---------   ----------         ---------   --------
Adjusted net income for per
  share calculation                                 $284,383           -          $1,188,516          -
                                                    ---------   ----------         ---------   --------
                                                    ---------   ----------         ---------   --------




Pro forma weighted average common
  shares outstanding                                 472,614           -             470,716          -
Incremental shares from assumed
  exercise of stock options                            2,188           -               1,780          -
Shares issued upon conversion of LYONS                 9,634           -               9,758          -
                                                    ---------   ----------         ---------   --------
     Total common shares                             484,436           -             482,254          -
                                                    ---------   ----------         ---------   --------
                                                    ---------   ----------         ---------   --------


Adjusted income before
  extraordinary item                                   $0.59           -               $2.48          -

Extraordinary item (net of tax):
  Early extinguishment of debt                         (0.01)          -               (0.02)         -

Pro forma earnings per common share                 ---------   ----------         ---------   --------
  assuming full dilution                               $0.58           -               $2.46          -
                                                    ---------   ----------         ---------   --------
                                                    ---------   ----------         ---------   --------



(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                                 U S WEST MEDIA GROUP
                       Computation of Earnings Per Common Share
                       (In Thousands, Except Per Share Amounts)


PRO FORMA EARNINGS PER                   Three Months Ended            Twelve Months Ended
COMMON SHARE: (1)                             Dec 31,                        Dec 31,
                                          1995           1994           1995           1994
                                       ---------      ----------     ---------      ----------
Income before extraordinary item        $72,025              -       $144,570                -

Extraordinary item (net of tax):
 Early extinguishment of debt                (1)             -         (3,742)               -
                                       ----------     ----------     ----------     ----------
Net income                               72,024              -        140,828                -
Less preferred dividends                    854              -          3,390                -
Net income available for               ----------     ----------     ----------     ----------
 common share calculation               $71,170              -       $137,438                -
                                       ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------




Pro forma weighted average common       471,953              -        470,549                -
 shares outstanding                    ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------

Income available for common before
 extraordinary item                       $0.15              -          $0.30                -

Extraordinary item (net of tax):
 Early extinguishment of debt             (0.00)             -          (0.01)               -
                                       ----------     ----------     ----------     ----------
Pro forma earnings per common share       $0.15              -          $0.29                -
                                       ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------


(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                                 U S WEST MEDIA GROUP
                       Computation of Earnings Per Common Share
                       (In Thousands, Except Per Share Amounts)



PRO FORMA EARNINGS PER COMMON AND        Three Months Ended            Twelve Months Ended
    COMMON EQUIVALENT SHARE: (1)              Dec 31,                        Dec 31,
                                          1995           1994           1995           1994
                                       ---------      ----------     ---------      ----------
Income before extraordinary item        $72,025              -       $144,570                -

Extraordinary item (net of tax):
 Early extinguishment of debt                (1)             -         (3,742)               -
                                       ----------     ----------     ----------     ----------
Net income                               72,024              -        140,828                -
Less preferred dividends                    854              -          3,390                -
Net income available for               ----------     ----------     ----------     ----------
 common share calculation               $71,170              -       $137,438                -
                                       ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------




Pro forma weighted average common       471,953              -        470,549                -
 shares outstanding
Incremental shares from assumed
 exercise of stock options                1,102              -          1,063                -
                                       ----------     ----------     ----------     ----------
    Total common shares                 473,055              -        471,612                -
                                       ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------

Income available for common before
 extraordinary item                       $0.15              -          $0.30                -

Extraordinary item (net of tax):
 Early extinguishment of debt             (0.00)             -          (0.01)               -

                                       ----------     ----------     ----------     ----------
Pro forma earnings per common and         $0.15              -          $0.29                -
 common equivalent share               ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------


(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.

EXHIBIT 11
                                 U S WEST MEDIA GROUP
                       Computation of Earnings Per Common Share
                       (In Thousands, Except Per Share Amounts)




PRO FORMA EARNINGS PER COMMON SHARE -    Three Months Ended            Twelve Months Ended
   ASSUMING - FULL DILUTION: (1)              Dec 31,                        Dec 31,
                                          1995           1994           1995           1994
                                       ---------      ----------     ---------      ----------

Income before extraordinary item        $72,025              -       $144,570                -

Interest on Convertible Liquid Yield
 Option Notes (LYONS)                     2,351              -          8,033                -
                                       ----------     ----------     ----------     ----------
Adjusted income before
 extraordinary item                      74,376              -        152,603                -

Extraordinary item (net of tax):
 Early extinguishment of debt                (1)             -         (3,742)               -
                                       ----------     ----------     ----------     ----------

Adjusted net income                      74,375              -        148,861                -
Less preferred dividends                    854              -          3,390                -
                                       ----------     ----------     ----------     ----------
Adjusted net income available for
 common share calculation               $73,521              -       $145,471                -
                                       ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------



Pro forma weighted average common
 shares outstanding                     471,953              -        470,549                -
Incremental shares from assumed
 exercise of stock options                1,221              -          1,127                -
Shares issued upon conversion of LYONS    9,634              -          9,758                -
                                       ----------     ----------     ----------     ----------
    Total common shares                 482,808              -        481,434                -
                                       ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------


Adjusted income available for common
 before extraordinary item                $0.15              -          $0.31                -

Extraordinary item (net of tax):
 Early extinguishment of debt             (0.00)             -          (0.01)               -

                                       ----------     ----------     ----------     ----------
Earnings per common share -               $0.15              -          $0.30                -
 assuming full dilution                ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------


(1) Effective November 1, 1995, each share of U S WEST, Inc. common stock was converted into one share each of U S WEST Communications Group common stock and U S WEST Media Group common stock. Earnings per common share for 1995 has been presented on a pro forma basis to reflect the two classes of stock as if they had been outstanding since January 1, 1995. For periods prior to the recapitalization, the average common shares outstanding are assumed to be equal to the average common shares outstanding for U S WEST, Inc.